Exhibit 99.1

                             [LOGO]
                             USDATA           [LOGO]
                           AUTHORITY

                            PRE-ACQUISITION AGREEMENT

This Agreement made as of January 31, 2003, by and between USDA AUTHORITY, INC., a Florida Corporation located at Gables International Plaza, 2655 LeJeune Road, Suite 700, Coral Gables, Florida 33134 ("USDA"), and ZONA TECNOLOGICA y TELECOMUNICACIONES, S.A., a company incorporated under the Laws of the Country of Panama, located at Edificio 220 ("Building 220"), Ciudad Del Saber ("City of Knowledge"), Clayton, PANAMA, with United States offices at 12550 Biscayne Boulevard, Suite 500, North Miami, Florida 33181 ("ZTT").

                                   WITNESSETH:

      WHEREAS, USDA is a publicly traded United States corporation in the field of online data storage, data management and the telecommunications services necessary to support such an offering of data storage and data management services; and

      WHEREAS, USDA is seeking an association which would enhance and accelerate the development of its data storage and revenue production offering; and

      WHEREAS, USDA, will assume from West of America Financial Group Corp., S.A., a Panamanian corporation (the "West Group") an agreement (the "West Agreement") pursuant to which West Group is obligated, subject to certain conditions, to fund up to Six million dollars into ZTT in consideration for receiving up to seventy percent (70%) of the outstanding common shares of ZTT; and

      WHEREAS, USDA provided funding for ZTT through an agreement between USDA and US Data Technology, Inc., a company unaffiliated with USDA, acting as an agent to USDA, with payments to date totaling Four hundred thousand dollar ($400,000.00 USD). Said payments to ZTT through U.S. Date Technology, Inc. were in consideration for an agreement to provide to [USDA] exclusively priced, pre-paid data storage development, management and maintenance services by ZTT. In consideration for such payments, USDA will receive a number of common shares of ZTT equal to a three and one-third percent (3.334%) ownership of ZTT; and


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      WHEREAS, USDA invested the cash sum of Three hundred thousand dollars
($300,000.00 USD), in common shares of ZTT, representing a two and one-half percent (2.5%) ownership interest in ZTT; and

      WHEREAS, ZTT can offer all the technical services needed by USDA to operate an international telecommunications company whose specialty is collocation, high-speed telecommunications connectivity and data storage and management, and is in need of supportive funding; and

      WHEREAS, ZTT owns the license to operate in an economic free zone in Panama, whereby such facility shall not be liable to taxes, fees or other government intervention ("Free Zone") under governmental provisions issued by the Panamanian government in accordance with the Law Decree Number 6 of February 10, 1998 (the "License"); and

      WHEREAS, ZTT was seeking a financial partner to help develop an operational Data Center facility, and ZTT did accept USDA as such a partner.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the parties hereto agree as follows:

1. THE EXCHANGE

      A. ZTT shall cause to happen, the assignment and transfer to USDA a number of shares of common stock of ZTT, constituting at least 80% of the total issued and outstanding shares of the only class of stock of ZTT (the "ZTT Stock"), owned by various shareholders of ZTT. In consideration, USDA shall transfer to ZTT three million (3,000,000) Series A Preferred shares of USDA Stock, par value $1.00 USD (the "USDA Stock"), subject to the conditions set forth in
            Section 1B below. Existing ZTT shareholders shall receive their proportionate allotment of these shares in relationship to their ZTT stock ownership.

      B. Upon Closing of the transactions contemplated herein, USDA shall assume liability for the Senior debt instruments tendered by various creditors in the amounts specified in Appendix A, utilized by ZTT to initially fund itself. Prior to the assumption by USDA of such liabilities, said creditors will renegotiate this debt with ZTT, extending the term of each respective debt obligation for one year, from the date of this Agreement. As an incentive toward the acceptance of said extension, and as consideration of said extension of term and deferral of payment, USDA will issue to the negotiating agent of ZTT a number of shares of common stock in USDA. USDA would tender no more than 24 million restricted common shares within thirty days of the authorization of additional shares at a USDA shareholders meeting, subject to the fulfillment of this conditions set forth in this Agreement. The disbursement of the total amount of Common stock (Par value $0.02 USD) to be tendered to the creditors shall be accomplished through the


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            existing Management of ZTT or their assigned agent(s). It is hereby acknowledged and agreed that the issuance of the USDA Common stock to such creditors, is subject to approval by its shareholders at the USDA shareholders meeting at which time upon approval USDA will be authorized the issuance of additional shares of Common Stock of USDA, in order to fulfill its obligations described herein.

      C. USDA shall make available the funds necessary to make ZTT fully operational in the shortest time possible, based upon a budget of Six million dollars ($6,000,000.00 USD) provided by ZTT to USDA, with a deposit of Three hundred thousand dollars ($300,000.00 USD) upon the full execution of this Agreement, and an additional Seven hundred thousand dollars ($700,000.00 USD) within one (1) week of the execution of this Agreement, and upon the delivery to USDA all of the due diligence materials listed in Appendix B of this Agreement. In the event that based upon USDA's review of due diligence materials that it would not be in the best interest of USDA to pursue the acquisition, USDA shall have the option to rescind this Agreement and would retain its ownership interests, estimated to be 14.17% in ZTT as consideration for all cash tendered to date, estimated at $1.7 million. USDA will deliver simultaneously the due diligence materials listed in Appendix C to ZTT. Evidence of the availability of this additional amount shall be given to ZTT at the time of execution; and

      D. USDA will not have the right to announce and inform the public of any pending or executed contracts, letters of intent or any formal agreements in place from ZTT as a subsidiary of USDA, until all shares of ZTT have been transferred, but will announce only the details of this Agreement until USDA acquires the 80% interest in ZTT.

      E. Upon receipt of the $700,000 payment, ZTT will assist USDA in finalizing the establishment of a collocated technical facility in Miami, Florida, for which USDA is currently negotiating. Said assistance shall include set-up and delivery of the hardware and software necessary to facilitate such a center and technical assistance to maintain it, acknowledging that all these and other budget items will be the responsibility of USDA.


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2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS

      ZTT hereby represents and warrants that:

      a. The License, as of this date is, and until October 23, 2010, will be, in full force and effect and not subject to any claims, disputes or caveats whether from the Government of Panama or any other person, and that said License will remain in full force in effect after the consummation of all of the transactions contemplated by this Agreement, including but not limited to the acquisition of 80% of the common shares of ZTT together with all other equity interests held by USDA;

      b. The ZTT Stock is part of the only class of stock or other securities convertible or otherwise, issued and outstanding and represents at least 80% of the total number of the shares of such class;

      c. Except as shown on Appendix A and Appendix B attached hereto, ZTT has no outstanding obligations and liabilities to any person, corporation or government entity of any kind, whether stated or contemplated; and

      d. ZTT is authorized to consummate the transactions contemplated herein subject to the approval of the shareholders holding the eighty percent (80%) of Common stock of ZTT shares being tendered; and

      e. ZTT is not in violation of any statute, rule, regulation or contract and the transfer of the ZTT Stock by the ZTT shareholders contemplated herein is not and will not be in violation of any statute, rule, regulation or contract.

3. CONDITIONS PRECEDENT TO CLOSING

      Closing of the acquisition contemplated herein will occur the day after the satisfaction of the following conditions precedent:

      a. Receipt by USDA of a letter from the Government of Panama specifically acknowledging the effectiveness and good standing of the License and its approval of the transactions contemplated herein;

      b. Receipt by USDA of evidence satisfactory to its accountants and counsel that the representations and warranties set forth in Appendix A and Appendix B as well as any representations or warranties contained herein, hereof are true and correct;

      c. Receipt by USDA of an Investor Questionnaire and Subscription Agreement duly executed by ZTT showing that ZTT and/or its assignee is an "accredited investor" for purposes of Regulation D under the Securities Act of 1933, as amended; and


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      d. Approval of the transactions as contemplated herein by the Boards of
Directors of USDA and ZTT.

4. INDEMNITY

      ZTT shall indemnify and hold harmless USDA, its officers, directors, employees, customers or agents for damages or expenses resulting from any claim, suit or proceeding brought against USDA, arising from the marketing, sale or distribution of the data storage or collocation services or any other exploitation of the License or any breach of any of the representations and warranties contained herein (including representations and warranties set forth in the Appendices attached hereto and made a part hereof), or for damages to USDA resulting from ZTT's failure to perform all of its obligations under this Agreement, including but not limited to ZTT's continuing obligations pursuant to Setion14 hereof. The same applies for indemnity from USDA to ZTT its officers, agents, directors, employees, customers and representatives.

5. NOTICES Any notice required or permitted by this Agreement shall be in writing and shall be delivered by U.S. Certified Mail, return receipt requested, or by special messenger service with receipt (such as Federal Express), or by hand, to the parties at the addresses set forth above or such substitute address of which notice is given in like manner.

6. GOVERNING LAW AND VENUE This Agreement shall be deemed to be executed in the State of Florida and governed by the laws of the State of Florida. Any controversy or claim arising out of or relating to this Agreement or to the interpretation, breach or enforcement thereof shall be adjudicated in the courts of Miami-Dade County, Florida.

7. SEVERABILITY In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

8. SUCCESSORS Subject to the provisions of this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9. WAIVER AND AMENDMENT The waiver by any party to this Agreement of a breach of any provision hereof by any other party shall not be construed as a waiver of any subsequent breach by any party. No provision of this Agreement may be terminated, amended, supplemented, waived or modified other than by an instrument in writing signed by the party against whom the enforcement of the termination, amendment, supplement, waiver or modification is sought.


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10. COUNTERPARTS This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature, provided however those original signatures must be provided within three (3) days from the date of signing.

11. ATTORNEY FEES AND COSTS In the event any action is commenced, the prevailing party shall be entitled to reasonable attorney's fees, costs and expenses.

12. ENTIRE AGREEMENT This Agreement constitutes the entire agreement between the parties and supersedes all prior oral or written agreements regarding the same subject matter.

13. EXCLUSIVITY OF MARKETING Upon full acceptance and execution of this Agreement, the operational, technical and marketing center of USDA will be serviced by ZTT, subject to the control of USDA..

14. RESCISSION Notwithstanding anything herein to the contrary, in the event USDA accepts as accurate all due diligence materials and does not terminate this Agreement in accordance with Section 1C hereof, receives the approval of its Counsel and Board of Directors; then does not fund, or assist in the funding necessary, to make ZTT operational as a Panama-based facility, within six (6) months from the date hereof, designed to exploit the License, and such inability was not due to factors beyond USDA's control, this Agreement shall terminate and the transactions described herein with respect to the issuance of the shares of USDA to ZTT shareholders and the receipt of 80% of the common shares of ZTT held by USDA shall be rescinded. Upon providing such notice of termination by USDA to ZTT, ZTT shall cause its shareholders to sell, assign and transfer to USDA all their USDA stock (and any shares of USDA stock acquired through the exercise of options), for no consideration, and USDA shall sell, assign and transfer to ZTT, the ZTT stock, for no consideration. Upon such termination, as consideration for the cash consideration that was provided to ZTT by USDA, ZTT shall continue to offer USDA exclusively-priced data storage development, management and maintenance services, as an alliance partner to USDA at terms and wholesale costs recognized as "available-to-USDA-only" as set forth in the stated ZTT pro-forma, part of its due diligence offering dated ________. USDA would also retain that percentage of ownership represented by its cash consideration and investment including all cash disbursements given to ZTT up to that date. The length contemplated for delivery of such services shall correspond with the length of the License held by ZTT. It is expressly understood that USDA will exercise its "best efforts" to secure or assist in securing the funding necessary to make ZTT functional, and in the event that ZTT secures funding from any source, aided by USDA's assistance or cash consideration, this Agreement will not be rescinded and ZTT will acknowledge that USDA has fulfilled its responsibility. Notice of any decision to rescind must be sent thirty (30) days prior to any Rescission.


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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

AGREED & ACCEPTED

FOR:

ZTT


By:   /s/ Mauricio von Luxburg
      ------------------------
      Mauricio von Luxburg
      President/CEO
      ZONA TECNOLOGICA y
      TELECOMUNICACIONES, S.A.


FOR:

USDA


By:   /s/ Dominick F. Maggio
      ------------------------
      Dominick F. Maggio
      President/CEO
      US DATA AUTHORITY, INC.


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                                   APPENDIX A

The list of creditors holding Senior Debt from Zona de Tecnologia y

Telecomunicaciones, S.A. is:

            Eduardo Garcia                           40,625.0
            Merlano Rocha S. en C.                   65,000.0
            Taibei Company N. B.                     81,250.0
            Miguel Villazon                         183,625.0
            Lynbrook Holdings Limited               125,000.0
            Bruce Wagner                            123,750.0
            Orma Enterprises                        250,000.0
            Jorge Gutierrez                         362,500.0
            Juliao Revocable Trust                  231,250.0
            Envest, LIC                             387,500.0
                                                  1,850,500.0


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                                   APPENDIX B

                               DUE DILIGENCE LIST

OPERATIONS:

We anticipate an operations review that is a mix of documentation and data, discussion, and site visits covering the following topics:

Marketing Sales and Revenues

o     Revenue Recap

o     Sales

      -     Selection criteria (generally)

      -     High-risk business evaluation criteria

      -     Pricing policy (new business)

      -     Internal authorizations for contracts

      -     Incentive system

o     Business Mix (current)

      -     % Co-Location

      -     % Data Storage

      -     % by business type (other) ________________________________

            Banking

            Government

            Hospital

            Other Commercial

      -     Contract lengths (range, average)

Employees

o     Organization chart and manager responsibilities

o     Employment practices

      -     Pre-employment processes overview

      -     Sources and availability of applicants

      -     EEO logs

      -     Background check procedures, records

o     Work rules and employee handbooks

o     Performance reviews

o     Recognition and incentive programs

o     Safety program and activity

o     Training records

Services, Systems and Procedures

o     Formal documentation of ZTT as a Corp Entity


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o     Formal Performa of future operations

o     Design and layout of NOC (formal documents)

o     List of real estate and location of business

o     List of all Licenses and permits to operate

o     Background check on shareholders and officers

o     Copies of all government contracts to operate business in Panama Free Zone

o     List of all vendors and current services/products

o     List of all insurance policies

o     Schedule of all Insurance Policies

o     List of claims over $1000

o     Motor vehicle polices and procedures

      -     Driver-employee motor vehicles records

      - Ownership of vehicles (including any personal vehicles used for business)

o Scheduling, payroll and invoicing system(s): overview, manuals demonstration, reports (combine with Financial review of systems)

o     Internal audit

      -     Staffing

      -     Procedures

      -     Frequency

      -     Copy of audit plan and report formats

FINANCIAL

Financial Overview

o Flow chart and/or narrative of the revenue, payroll and disbursement transaction cycles (combine with Operations review of system)

o Description of accounting principles and documentation of any deviations from GAAP or unusual interpretation of GAAP

o     All financial audit reports for the last 3 years

o Independent accountants' management letters on internal controls and contingent liabilities (if any) for the last 3 years

o     Pending or scheduled audits

Financial Statements Required

o Accrual basis income statements for the 2002, 2001, 2000 years and YTD 2003 (copies)

o     Balance sheets at the same fiscal year-end and YTD (copies)

o     General Ledger and Sub-Ledgers for 2002, 2001 and 2000

Revenue

o     List of all contracted services

o     Invoice Registers for Current Year (CY)

o     Invoices for CY (on an "as requested" basis)

o     Invoice supporting documentation (on an "as requested" basis)


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Costs/Payroll

o     Employment records

o     Payroll Registers for CY

o Supporting documentation for salaries/hourly rates (on an "as requested" basis)

o     Supporting documentation for hours worked (on an "as requested" basis)

o     State and local payroll tax filings and payments

o     Federal payroll tax filings and payments

o     SUI filings and payments

o     W-2 filings and reconciliations

o     All payroll audits within the last 12 months with their status or outcome

o     Payroll/vacation accrual procedures

o Supporting documentation for all CY SG&A expenses (on an "as requested" basis)

Cash

o     Cash receipts Sub-Ledger for CY

o Deposit slips and bank statements supporting CY cash receipts (on an "as requested" basis)

o     Bank statements (copies) and reconciliation's for 2002, 2001 and 2000

o All cash flow schedules, cash requirements schedule or proforma cash flow schedules for future operations and 2002

Accounts Receivable

o     Accounts Receivable Sub-Ledger

o     Aged Accounts Receivable collection and write-off procedures

o     Historical bad debt experience

o     Allowance for Doubtful Accounts calculation

o     Credit Terms

Fixed Assets

o Detailed fixed assets ledger, including purchase date, original cost, accumulated depreciation and book value

o     Capital Appropriation Request procedures

o     Capitalization thresholds

o     Capital spending commitments

o Detailed list of all software/hardware either purchased/leased or otherwise acquired

Accounts Payable

o     Accounts Payable Sub-Ledger

o     Accounts Payable accrual procedures

o     Credit Terms

o     Contingencies


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Related Party Transactions

o Summary and explanation of all transactions and balances within last two fiscal years involving officers or other employees (other than advances in the ordinary course of business for expenses less than $5000)

o Summary and explanation of any transactions between ZTT or its affiliates and any related parties (directors, shareholders, entities controlled by them or their relatives)

TAX ISSUES

For all legal entities, for all open tax years:

o     Copies of:

      - Federal, State and Local income tax returns (including intangibles/excise returns)

      -     State apportion information: sale, payroll, assets

      - Asset records supporting depreciation and amortization taken in returns

      -     Calculations of tax basis in assets and stock; E&P calculations

o Copies of all IRS or State and local tax audits/RAR reports, any audits in progress?

o     Copies of all sales/use/service tax filings

      - Reconciliation of taxable amounts reported per those returns to the legal entity financial statements

      - If any receipts are being treated as exempt from sales/service tax, provide legal basis for position

o     Any tax sharing or indemnification agreements

o     All unemployment tax returns, rate notices and taxable payrolls

o     Personal Property and Real Estate tax returning for last 3 years

      - Assessment notices, exemptions claimed, rationale for such, and audit reports

o     Scheduling calculating Deferred Tax balances

o     All tax attribute carry forward schedules (NOL's, Tax credits, etc.)

      -     Any 3115 (change in method) filings? Any partnerships or LLC's

o Listing of officer compensation and officer expense reports for all open years

o     List of all form 1099's filed for all open years

      - Is any individual treated as an independent contractor for payroll purposes?

o Analysis for all open years of tax accruals, payments, etc; by type of tax and legal entity

o Listing of all business acquisitions (if any), and nature of same i.e. asset or stock

RISK MANAGEMENT

o General summary of all current policies, including type, limits, retentions, premiums and insurers

o     Primary Casualty:

      -     Three years of P&L expense by line of coverage: w/c, a/l, g/l

      - Three year exposure summary to include net compensation payroll by state, revenue, number of and type of vehicles


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o     Five years of detailed loss run by line of coverage: w/c, a/1, g/l

      - Provided detailed information on any claims over $10,000 (settlements including legal expense or claims expected or reserved in excess of $10,000

      - Number of customers given additional insured status under liability policies? By Separate endorsement? Blanket endorsement?

o     Surety Bonds:

      - Number of performance bonds issued, face amount outstanding, issuing company

      -     Number and amount of outstanding bid bonds

o     Employment Practice Liability:

      -     Five year claim history: number of claims, estimated liability

      -     Five year P&L expense

      - Provide copy or summary of policy, if any, covering: terms, conditions, limits, retention, insurer

      -     Provide summary of programs in place to reduce exposure

o     Worker's compensation records and practices

      -     Meet with coordinator (or whoever has such responsibilities)

      -     List of employees collecting WC

o     Other Litigation (provide detail):

      -     Environmental

      -     Miscellaneous

LEGAL ISSUES

o     Customer contracts overview

      -     Standard service agreement (form)

      -     Assign ability

      -     % of executed contracts

      -     % of standard agreements

      -     Government entity contracts

o     Customer contracts files

o     Vendor agreements

o     Software licenses

o Equal employment, age, discrimination, sexual harassment and occupational safety and health matters: description of all policies and descriptive list of all material disputes, complaints, investigations and other proceedings

o List of labor and other employee-related disputes, grievances, arbitrations, unfair labor prices and litigation

o     Pending Administrative Agency actions:

      -     OHSA

      -     Department of Labor (including audits and wage claims)

      -     OFCCP (for Federal contracting)

o     Certificates of Incorporation and by-laws of each company

o     Lists of all officers, directors and shareholders

o List of jurisdictions in which each company conducts business and/or is qualified as a foreign corporation to conduct business


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o     Minutes of all meetings for the last 2 years of each company's board of directors, board committees and shareholders

o A listing of and access to all other material agreements, litigation and formation. The following is a relatively exhaustive of such required information (some of which may be requested elsewhere in this Due Diligence list):

      - Any employment, consulting, severance, non-compete, non-disclosure or similar contracts, arrangements or policies

      - Agreements (if any) relating to the ownership or control of any of the companies, including all shareholder agreements, voting trusts and agreements, irrevocable proxies, transfer restriction agreements, stock purchase rights and warrants

      - Agreements to which any company is a party relating to any completed or proposed business acquisitions, mergers, sales or purchases of substantial assets, equity financings, reorganizations and other material transactions outside the ordinary course of business within the last 3 years

      - Files concerning (i) any pending or threatened litigation (including attorneys' responses to audit inquires for the past 3 years, (ii) material claims settled or adjudicated within the past 3 years,
            (iii) any past or current investigations or proceedings of any governmental agencies (including environmental and employee safety matters), (iv) any outstanding orders, decrees or judgments, (v) any pending or threatened labor disputes (including strikes, grievances, and arbitration proceedings)

      -     Any collective bargaining agreements with any labor union

      - Information regarding (i) any material contingent liabilities and any material unasserted claims, (ii) any asserted or unasserted violation of any employee safety and environmental laws and (iii) any asserted or unasserted pollution clean-up liability

      - Agreements and files relating to proprietary rights (patents, trademarks, service marks, trade names, corporate names, copyrights, etc.), including registrations and royalty agreements and licenses held or granted with respect thereto and any pending or threatened infringement actions by or against any of the companies

      - Documents relating to any transactions with any director, officer or shareholder (including their affiliates and relatives) of any company

      - Description of any real estate owned by each company and copies of related deeds, surveys, title insurance policies, certificates of occupancy, easements, condemnation orders and zoning variances

      - Appraisals, if any, of each company's properties or significant fixed assets

      - List of any governmental approvals, permits, certificates, registrations, concessions, exemption, etc., required for each company to conduct its business in every applicable jurisdiction

      -     Non-disclosure and non-compete agreements

      - Agreements and indentures relating to the borrowing of money or placing of a lien on any of the company's assets

      -     Any letter of credit agreement

      - Any agreement under which the company is lessee or holds or operates any real property or any personal property

      - Any agreement under which any company is lessor of or permits any third. party to hold or operate any property, real or personal

      -     Any powers of attorney granted or other agency agreements


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      -     Any agreement which prohibits any company from freely engaging in business anywhere in the world

      -     Any sales distribution, franchise or advertising agreements

      -     Tax sharing or tax indemnification agreements

      - If any, a description of all SEC registrations and filings, including those filed by predecessor corporations

      -     Any barter agreement

      -     Any intellectual property rights

      -     Any intellectual property violations with any government agency

HUMAN RESOURCES AND BENEFITS

o Confirm executive officer and manager responsibilities, compensation and employment data

o Explanation of the determination of management fees paid to senior management and any other employees in 1996 and 1997

o     Labor relation:

      -     NLRB matters

      - Any union representation, pending elections and number of affected employees

      -     Threatened union organizing efforts

o Summary listing of employees, title/position, compensation and any recent increase

o Description of policies regarding vacation, sick pay, holiday, severance, disability benefits, supplemental unemployment benefits, pre- and post-retirement health and medical benefits, transfer and other material personnel matters (including ability to carry-over unused days of vacation or sick pay)

o Copies of any and all deferred compensation agreements between ZTT and/or its affiliates and any current or former employee who has not taken full payment of such compensation

o Generally, for any welfare plans, defined benefit plans or defined contribution plans:

      -     Overview of benefits

      -     All relevant primary documents and filings

      - Financial data (trust reports, valuations, audits, reconciliation's, contribution schedule, expenses, reserves)

o Specifically, for any such plans: copies of (i) written plans and arrangements, together with all trust agreements and any amendments and written interpretations thereof, (ii) IRS determination letters and Annual Form 5500 reports (including, if applicable, Schedule B thereto) and, if applicable, Pension Benefit Guaranty Corporation filings, for the last two years, (iii) the most recent and prior year's actuarial valuation report prepared in connection with any such plan and (iv) statements on Form S-8 relating to any such plan. Confirm that none of the plans are "multi-employer" plans

o Copies, if available, or description of all other employee compensation, bonus, incentive, commissions, retirement, benefit or similar plans or arrangements, including without limitation any stock option or other equity-based compensation plans or arrangements. Include a description of funding arrangements, participants and costs for the past two years


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                                                                      APPENDIX B

                              INTEGRATION PLANNING

These items are provides for discussion. Although ZTT is to be primarily responsible for the successful integration of its business with US Data Authority's business, significant communication and cooperation will be required. Progress should begin as soon as possible, and many issues will come up during due diligence.

Potential Synergies

o     Administrative center

o     Advertising

o     Alarm response, inspection

o     Background screening

o     Field supervision

o     Investigations

o     Legal services

o     Licensing

o     Management information systems, potential for phase-in combination

o     Office locations, consolidation

o     Sales and marketing

o     Software integration for billing and management

Key Integration Steps and Issues

o     Customers

      -     Communicate plans and benefits to customers

      - Plan brand interactions and transitions (pricing, quality, advertising, uniforms)

o     Employees

      - Plan convergence of ZTT and US Data Authority's benefits and policies

      - Communicate plans and effects to ZTT and US Data Authority's employees

o     Operations and Administrative

      - Plan transitions of scheduling, dispatching, payroll and invoicing processes

      - Determine approval authorities and procedures, establish lines of communication

      -     Update employee files and documentation, as required

o     Cash and Treasury

      - Define disbursement procedures (including transfers, manual checks, petty cash)

      -     Arrange lockbox, disbursement, payroll transition

      -     Establish reporting requirements

      -     Set up bank reconciliation procedures

o     Accounting

      -     Integrate systems with US Data Authority

      -     Define record keeping requirements of purchase agreement

      -     Define general ledger accounts and procedures

      -     Establish reporting and forecasting requirements


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

o     Insurance Transitions

o     Legal

o     Tax

      - Update tax reporting procedures and define responsibilities (sales, use, payroll)

      -     Determine and implement any changes to unemployment insurance


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

                                   APPENDIX C


1.    Articles of Incorporation / Amendments / Restatements

2.    Bylaws / Amendments

3.    Current Domestic Stock Statement or Equivalent

4.    Stock Transfers Ledger

5.    Buy-Sell agreements / Shareholder agreements

6.    Stock restriction agreements

7.    Voting Trusts

8.    Oral understandings regarding any of the foregoing

9.    Real property deeds

10.   List / description of real properties owned

11.   Real property leases

12.   List / description of real properties occupied

13.   List / description of general assets (by type)

14. Bills of sale / or invoices re: equipment and/or inventory / stock in trade

15.   Automobile and truck registrations

16.   List / description of automobiles and trucks owned

17.   Automobile and truck leases

18.   List / description of automobile and trucks leased

19.   Other vehicle / vessel / rolling equipment or machinery leases

20. List / description of other vehicle / vessels / rolling equipment or machinery

21.   Office equipment leases (telephone, photocopy, etc.)

22.   List / description of office equipment leased

23.   Industrial equipment leases


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

24.   List / description of industrial equipment leased

25.   Furniture leases

26.   List / description of furniture

27.   Patent / trademark / service mark registrations

28.   List / description of patents, trademarks and service marks

29.   Bill of Landing re: inventory / stock in trade

30.   List / description of inventory / stock in trade (type, item and location)

31.   List / description of raw materials on hand

32.   List / description of raw materials on order

33.   Other leases or use agreements not mentioned above

34.   List / description of all other assets not mentioned above

35.   Trust deeds

36.   Security agreements

37.   UCC-1 financing statements

38.   Stock pledge agreements

39.   Loan documents (including applications)

40.   Notes made or held by the Company

41.   Line of credit agreements

42.   Guarantees (company and personal)

43.   Notices of default

44.   Oral understandings regarding any of the foregoing

45.   City business licenses / permits

46.   City industrial / occupational permits

47.   State industrial / occupational permits

48.   State licenses / permits (AGMD, etc.)


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

49.   Federal licenses / permits (FCC, etc.)

50. Correspondences to/from any state or federal body governing the business or operations of the company

51.   License agreements

52.   Royalty agreements

53.   Patent / trademark / service mark assignments

54.   Dealership agreements

55.   Distributorship agreements

56.   Vendor agreements

57.   Supplier agreements

58.   Consulting agreements

59.   Employment agreements

60.   Independent contractor agreements

61.   Asset sale / purchase agreements

62.   Employee stock sale/ purchase agreements

63.   Employee stock subscription agreements

64.   Employee stock option plans

65.   Employee stock option agreements

66.   Pension / profit sharing trust or agreements

67.   Medical / reimbursement plans / agreements

68.   Trust indentures

69.   Oral understandings regarding any of the foregoing

70.   Plaintiff suits - pleadings, discovery, etc.

71.   Defendant suits - pleadings, discovery, etc.

72.   Attorney audit response letters

73.   Demand letters received / sent


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

74.   Labor board proceeding documents

75.   Administrative court proceeding documents

76.   Notices of default received

77.   Foreclosure / private sale documents

78.   Collection letters / dunning letters utilized (form or otherwise)

79.   Collection letters / dunning letters received

80.   Bankruptcy filing documents

81.   Three (3) years prior state tax returns

82.   Three (3) years prior Federal tax returns

83.   Franchise tax board notices / correspondence

84.   Franchise tax board suspension / review documents

85.   Real property tax assessment notices / documents

86.   Personal property / business equipment tax assessment notices / documents

87.   Three (3) years prior financial statements

88.   Interim financial statements

89.   Tax delinquency notices

90.   Audit inquiry response letters

91.   Summary of all deposit accounts, savings accounts and other accounts

92.   Six (6) month prior bank statements (all accounts)

93. Daily check registers / account books (including computer stored information)

94.   General ledger books (including computer stored information)

95.   Special account ledger books

96.   Chart of accounts

97.   Daily / weekly chronological financial records

98.   Copy of credit reference materials provided by vendors, etc.


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

99.   List of company credit cards and holders

100.  List of vendors supplying company on account (with balances and A/R aging)

101.  Ledgers showing company A/R w/aging

102.  Ledgers showing company A/P w/aging

103.  State securities permits / notices / filings

104.  State securities registrations / qualifications

105. Federal securities registration / offering circulars / disclosure documents

106.  Federal securities compliance documents (10K, 10Q, etc.)

107.  Correspondence to/from the New York department of corporations

108.  Correspondence to/from the SEC

109.  Correspondence to/from any foreign body governing securities matters

110.  Attorney retainer letters / correspondence

111.  Attorney opinion letter prepared with regard to the Company

112.  Accountant retainer letter / correspondence

113. Accountant "working papers" pertaining to previous three (3) years financial statements

114. Insurance policies including business liabilities, disability, medical and workers compensation policies

115. Detail of key management employees: names, addresses, ages, work experience, positions held and job description in company, salary and benefits

116. General information regarding employees: number of employees (full-time and part-time) by each location and department, percentage of employees who have left company and reasons of departure, working hours and wage levels by position and department

117.  Past history of labor problems

118.  Details of employees benefits (pensions, bonuses, retirement plans, etc.)

119.  Policy manuals or materials

120.  Company operational or procedure manuals or materials

121.  Employee manuals or materials


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

122.  Employment application and hiring forms, documents or materials

123.  Employment disclosure documents

124.  Past and present business plans of company

125.  Full organizational chart of company

126. Details of internal operational structures with regard to following, including identity of who plans, checks and carries out functions, who reviews their results, and how the foregoing is accomplished:

      a)    Management structure

      b)    Marketing structure

      c)    Purchasing structure

      d)    Merchandising structure

127. Particular details of marketing / sales structures, methods and programs, including identity and functions of sales personnel, special or unusual promotional activities, occasional programs and other special sales efforts

128. Materials or substantial contracts of agreements (written or oral) not listed above or otherwise disclosed thereunder


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